UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SCHEDULE 14A

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Streamline Health Solutions, Inc.
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News Release

Visit our website at: www.streamlinehealth.net

STREAMLINE HEALTH ANNOUNCES A SPECIAL SHAREHOLDER MEETING

Atlanta, GA – October 1, 2012 – Streamline Health Solutions, Inc. (NASDAQ: STRM), a leading provider of enterprise content management, business analytics, computer assisted coding (CAC), and clinical documentation improvement (CDI) solutions for healthcare organizations, announced today that it will hold a special meeting of its shareholders on Wednesday, October 31, 2012, at 9:30 a.m. EST at the company’s offices in Atlanta, located at 1230 Peachtree Street, NE, Suite 1000, Atlanta, Georgia 30309. The meeting is being held in connection with the previously announced private securities issuance entered into by the company on August 16, 2012. The purpose of the special meeting is to consider and vote for (1) a proposal to approve under applicable NASDAQ rules the conversion of the subordinated notes issued to such investors and the application of certain anti-dilution provisions in the warrants issued to such investors, and (2) a proposal to add 500,000 shares of common stock to the number of shares issuable under the company’s 2005 Incentive Compensation Plan.

The company set September 25, 2012, at the close of business, as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting.

The company’s board of directors unanimously determined that the proposals are advisable, fair and in the best interests of the company and its shareholders. Accordingly, the board of directors unanimously recommends that shareholders of the company vote: (1) “FOR” conversion of the subordinated notes and application of the anti-dilution provisions in the warrants, and (2) “FOR” the proposal to increase the number of shares under the company’s 2005 Incentive Compensation Plan.

Our directors, executive officers, key associates, and certain other of our existing shareholders have agreed to vote their shares, which represent in the aggregate approximately 39% of the company’s outstanding shares of common stock, in favor of conversion of the subordinated notes and application of the anti-dilution provisions in the warrants.

Proxy Information

A definitive proxy statement on Schedule 14A detailing the foregoing was filed with the Securities and Exchange Commission on September 27, 2012 and is being mailed to all shareholders of the company.

INVESTORS AND SECURITY HOLDERS ARE ENCOURAGED TO READ THE PROXY STATEMENT CAREFULLY, AS IT WILL CONTAIN INFORMATION THAT SHOULD BE CONSIDERED BEFORE MAKING A DECISION ABOUT THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETING OF SHAREHOLDERS. Investors and security holders will be able to obtain the definitive proxy statement and other filings from Streamline Health Solutions, Inc. for free from the SEC website at www.sec.gov, or from the company’s website at www.streamlinehealth.net on the Investor Relations page. Shareholders may also contact the company’s Chief Financial Officer, Stephen H. Murdock, by phone (404-446-2056) or mail (1230 Peachtree Rd. NE, Suite 1000, Atlanta, Georgia 30309) to request the free information.

The company’s directors, executive officers, and other members of the management team and associates may be deemed to be participants in the solicitation process in respect to the sale. Information concerning the company’s participants in the solicitation process is set forth in the definitive proxy statement.

Additional Special Meeting Information

Please note that space limitations make it necessary to limit attendance at the special meeting to shareholders. Registration will begin at 9:00 a.m. local time. If you attend, please note that you may be asked to present valid picture identification. “Street name” holders will need to bring a copy of a brokerage statement reflecting share ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the special meeting.

About Streamline Health

Streamline Health provides solutions that help hospitals and physician groups improve efficiencies and business processes across the enterprise to enhance and protect revenues. Our enterprise content management solutions transform unstructured data into digital assets that seamlessly integrate with disparate clinical, administrative, and financial information systems. Our business analytics solutions provide real-time access to key performance metrics that enable healthcare organizations to identify and manage opportunities to maximize financial performance. Our integrated workflow systems automate and manage critical business activities to improve organizational accountability to drive both operational and financial performance. Our suite of solutions for clinical documentation improvement (CDI) and computer assisted coding (CAC) enables providers to easily coordinate CDI and health information management (HIM) initiatives while providing an immediate boost to staff productivity. Across the revenue cycle, our solutions offer a flexible, customizable way to optimize the clinical, administrative and financial performance of any healthcare organization. For more information visit www.streamlinehealth.net.

Safe Harbor statement under the Private Securities Litigation Reform Act of 1995

Statements made by Streamline Health Solutions, Inc. that are not historical facts are forward-looking statements that are subject to risks and uncertainties and are no guarantee of future performance. The forward looking statements contained herein are subject to certain risks, uncertainties and important factors that could cause actual results to differ materially from those reflected in the forward-looking statements, included herein. These risks and uncertainties include, but are not limited to, the timing of contract negotiations and execution of contracts and the related timing of the revenue recognition related thereto, the potential cancellation of existing contracts or clients not completing projects included in the backlog, the impact of competitive products and pricing, product demand and market acceptance, new product development, key strategic alliances with vendors that resell the Company’s products, the ability of the Company to control costs, availability of products obtained from third party vendors, the healthcare regulatory environment, potential changes in legislation, regulation and government funding affecting the healthcare industry, healthcare information systems budgets, availability of healthcare information systems trained personnel for implementation of new systems, as well as maintenance of legacy systems, fluctuations in operating results, effects of critical accounting policies and judgments, changes in accounting policies or procedures as may be required by the Financial Accountings Standards Board or other similar entities, changes in economic, business and market conditions impacting the healthcare industry, the markets in which the Company operates and nationally, and the Company’s ability to maintain compliance with the terms of its credit facilities, and other risks detailed from time to time in the Streamline Health Solutions, Inc. filings with the U. S. Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the date hereof. The Company undertakes no obligation to publicly release the results of any revision to these forward-looking statements, which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Company Contact: Ashley Moore Director, Marketing (404)-446-2057 ashley.moore@streamlinehealth.net	Investor Contact: Randy Salisbury Investor Relations (404)-229-4242 randy.salisbury@streamlinehealth.net

John Baldissera BPC Financial Marketing 800-368-1217